UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 23, 2018

Farmers Capital Bank Corporation

(Exact name of registrant as specified in its charter)

Kentucky	000-14412	61-1017851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 202 West Main St. Frankfort, KY		40601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 227-1668

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 23, 2018, Farmers Capital Bank Corporation (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”). There were 7,519,814 shares of the Company’s common stock outstanding on the record date and entitled to vote at the Special Meeting, and 5,145,180 shares were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting.

The Company’s shareholders approved the Agreement and Plan of Merger dated April 19, 2018 between WesBanco, Inc. (“WesBanco”) and the Company, which provides for the merger of the Company with and into WesBanco (the “Merger”). The Merger is expected to be completed before the end of the third quarter of 2018. The Company’s shareholders also approved, in an advisory vote, the compensation payable to the named executive officers of the Company in connection with the Merger.

Listed below are the voting results on proposals considered and voted upon at the Special Meeting, all of which were described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 15, 2018.

1.

A proposal to adopt and approve the Agreement and Plan of Merger dated as of April 19, 2018, by and among WesBanco, WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, the Company, and United Bank & Capital Trust Company, as may be amended from time to time (the “Merger Agreement”), which provides for, among other things, the Merger.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
5,020,288	86,591	38,301	0

2.	A proposal to approve, in a non-binding advisory vote, the compensation payable to the named executive officers of the Company in connection with the Merger.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
3,191,100	1,897,665	56,415	0

ITEM 8.01	OTHER EVENTS

On July 23, 2018, the Company issued a press release announcing the voting results of the Special Meeting. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits

Exhibit 99.1 – Farmers Capital Bank Corporation Press Release dated July 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers Capital Bank Corporation

7-23-18	/s/ Mark A. Hampton
Date	Mark A. Hampton
Executive Vice President, Secretary, and Chief Financial Officer

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